Summary of Significant Accounting Policies	12 Months Ended
Oct. 29, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation: The consolidated financial statements include the accounts of REV and all of its subsidiaries and are prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated in consolidation.

Fiscal Year: All references to “fiscal year 2016” relate to the year ended October 29, 2016. All references to “fiscal year 2015” relate to the year ended October 31, 2015. All references to “fiscal year 2014” relate to the year ended October 31, 2014. Each fiscal year is divided into four 13-week fiscal quarters. Each fiscal quarter is grouped into two 4-week monthly reporting periods and one 5-week monthly reporting period, although quarters may occasionally consist of “4-5-5” or “4-4-6” monthly periods, depending on the calendar and the additional week in a 53-week fiscal year. During fiscal year 2016 the Company changed the day of its fiscal year end from October 31 of each year to the last Saturday in October of each year going forward.

Reclassifications: The Company has reclassified certain prior year amounts to conform to the current period for reporting purposes. The Company reclassified $3,772 of tax indemnification assets from other current assets to other long-term assets as of October 31, 2015.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Management reviews its estimates on an ongoing basis, including those related to allowances for doubtful accounts, valuation of inventories, self-insurance reserves, purchase accounting estimates, useful lives for depreciation and amortization of property and equipment, warranty accrual, valuation allowances for deferred income tax assets, valuation of contingently redeemable common stock and litigation based on currently available information.

Business Combinations: The purchase price of an acquired company is allocated between assets acquired and liabilities assumed from the acquired business based on their estimated fair values. Any excess of consideration transferred is recorded as goodwill. To the extent the estimated fair value of the net assets acquired exceeds the purchase price, a gain on bargain purchase is recorded in current operations. The results of operations of the acquired businesses are included in the Company’s operating results from the dates of acquisition.

Assets acquired and liabilities assumed generally include tangible and intangible assets, and contingent assets and liabilities. When available, the estimated fair values of these assets and liabilities are determined based on observable inputs such as quoted market prices, information from comparable transactions, and the replacement cost of assets in the same condition or stage of usefulness (Level 1 and 2). If observable inputs are not available, unobservable inputs are used such as expected future cash flows or internally developed estimates of value (Level 3).

Cash and Cash Equivalents: The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents consisted principally of bank deposits and overnight sweep accounts. The Company performs periodic evaluations of the relative credit standing of these financial institutions and limits the amount of credit exposure with any one institution.

Deposits held with financial institutions may exceed the amount of insurance provided on such deposits. These deposits may be redeemed upon demand, and are maintained with major financial institutions within the United States. Credit ratings of these financial institutions are monitored by management to mitigate risk of loss. At October 29, 2016, the Company had $9,763 of uninsured cash balances in excess of Federal Depository Insurance Company limits.

Accounts Receivable: Accounts Receivable consist of amounts billed and due from customers. The Company extends credit to customers in the normal course of business and maintains an allowance for doubtful accounts resulting from the inability or unwillingness of customers to make required payments. Management determines the allowance for doubtful accounts by evaluating individual customer receivables and considering a customer’s financial condition, credit history, the age of accounts receivable and current economic conditions.

The Company establishes a reserve for specific accounts receivable that are believed to be uncollectible, as well as an estimate of uncollectible receivables not specifically known. Historical trends and the Company’s current knowledge of potential collection problems provide the Company with sufficient information to establish a reasonable estimate for an allowance for doubtful accounts. Accounts Receivable in the Company’s consolidated balance sheets at October 29, 2016 and October 31, 2015 are stated net of an allowance for doubtful accounts of $1,623 and $768, respectively. Receivables are written off when management determines collection is highly unlikely and collection efforts have ceased. The change in the allowance for doubtful accounts is as follows:

	Fiscal Year Ended
	October 29, 2016	October 31, 2015	October 31, 2014
Beginning balance	$768	$795	$564
Net recorded expense	1,075	620	850
Write-offs, net of recoveries/payments	(220)	(647)	(619)

Ending balance	$1,623	$768	$795

Concentrations of Credit Risk: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. Concentration of credit risk with respect to accounts receivable is limited due to the large number of customers and their dispersion within North America. However, a majority amount of receivables is with dealers and municipalities in the United States. The Company continuously monitors credit risk associated with its receivables. The Company’s top five customers combined accounted for approximately 15%, 14% and 15% of its net sales for fiscal years 2016, 2015 and 2014, respectively.

Inventories: Inventories are stated at the lower of aggregate cost or market. Cost is determined using the first-in, first-out (“FIFO”) method. If inventory costs exceed expected market value due to obsolescence or quantities on hand are in excess of expected demand, the Company records reserves for the difference between the cost and the expected market value. These reserves are recorded based on various factors, including recent sales history and sales forecasts, industry market conditions, vehicle model changes and general economic conditions.

Property, Plant and Equipment: Property, plant and equipment are recorded at cost, except when acquired in a business combination where property, plant and equipment are recorded at fair value. Depreciation of property, plant and equipment is recognized over the estimated useful lives of the respective assets using the straight-line method. The estimated useful lives are as follows:

Years
Buildings, related improvements and land improvements	5-39
Machinery and equipment	3-15
Office, furniture and other	3-15

Expenditures that extend the useful life of existing property, plant and equipment are capitalized and depreciated over the remaining useful life of the related asset. Expenditures for repairs and maintenance are expensed as incurred. When property, plant and equipment are retired or sold, the cost and related accumulated depreciation is removed from the Company’s balance sheet, with any gain or loss reflected in operations. Accumulated depreciation on capitalized lease assets is included in property, plant and equipment.

Goodwill and Indefinite-Lived Intangible Assets: The Company accounts for business combinations by estimating the fair value of consideration paid for acquired businesses, including contingent consideration, and assigning that amount to the fair values of assets acquired and liabilities assumed, with the remainder assigned to goodwill. If the fair value of assets acquired and liabilities assumed exceeds the fair value of consideration paid, a gain on bargain purchase is recognized. The estimates of fair values are determined utilizing customary valuation procedures and techniques, which require us, among other things, to estimate future cash flows and discount rates. Such analyses involve significant judgments and estimations.

Goodwill and indefinite-lived intangible assets, consisting of trade names, are not amortized, however, the Company reviews goodwill and indefinite-lived intangible assets for impairment at least annually or more often if an event occurs or circumstances change which indicates that its carrying amount may not exceed its fair value. The annual impairment review is performed as of the first day of the fourth quarter of each fiscal year based upon information and estimates available at that time. To perform the impairment testing, the Company first assesses qualitative factors to determine whether it is more likely than not that the fair values of the Company’s reporting units or indefinite-lived intangible assets are less than their carrying amounts as a basis for determining whether or not to perform the quantitative impairment test. The Company then estimates the fair value of each reporting unit and each indefinite-lived intangible asset not meeting the qualitative criteria and compares their fair values to their carrying values.

The fair value of each reporting unit of the Company is determined by using the income approach and involves the use of significant estimates and assumptions. The income approach involves discounting management’s projections of future cash flows and a terminal value discounted at a discount rate which approximates the Company’s weighted-average cost of capital (“WACC”). Key assumptions used in the income approach include future sales growth, gross margin and operating expenses trends, depreciation expense, taxes, capital expenditures and changes in working capital. Projected future cash flows are based on income forecasts and management’s knowledge of the current operating environment and expectations for the future. The WACC incorporates equity and debt return rates observed in the market for a group of comparable public companies in the industry, and is determined using an average debt to equity ratio of selected comparable public companies, and is also adjusted for risk premiums and the Company’s capital structure. The terminal value is based upon the projected cash flow for the final projected year, and is calculated using estimates of growth of the net cash flows based on the Company’s estimate of stable growth for each financial reporting unit. The inputs and assumptions used in the determination of fair value are considered Level 3 inputs within the fair value hierarchy.

If the fair value of any reporting unit, as calculated using the income approach, is less than its carrying value, the fair value of the implied goodwill is calculated as the difference between the fair value of the reporting unit and the fair value of the underlying assets and liabilities, excluding goodwill. An impairment charge is recorded for any excess of the carrying value of goodwill over the implied fair value for each reporting unit.

When determining the fair value of indefinite-lived trade names, the Company uses the relief from royalty method which requires the determination of fair value based on if the Company was licensing the right to the trade name in exchange for a royalty fee. The Company utilizes the income approach to determine future revenues to which to apply a royalty rate. The royalty rate is based on research of industry and market data related to transactions involving the licensing of comparable intangible assets. In considering the value of trade names, the Company looks to relative age, consistent use, quality, expansion possibilities, relative profitability and relative market potential.

As a result of the annual Company’s impairment test on goodwill and indefinite-lived intangible assets, it was concluded that there is no impairment of such assets for fiscal years 2016, 2015 and 2014.

Long-Lived Assets Including Definite-Lived Intangible Assets: Property, plant and equipment and intangible assets with definite lives are reviewed for potential impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying value of such assets to the undiscounted future cash flows expected to be generated by such assets. If the carrying value of an asset exceeds its estimated undiscounted future cash flows, an impairment provision is recognized to the extent that the undiscounted future cash flows exceed the carrying amount of the asset. The Company considers factors such as historic or forecasted operating results, trends and future prospects, current market value, significant industry trends and other economic and regulatory factors in performing these analyses. Using different assumptions could result in a change in the Company’s estimates of cash flows and those differences could produce materially different results.

Debt Issuance Costs: Debt issuance costs are amortized as a component of interest expense over the term of the underlying debt using the effective interest method. These costs include bank commitment fees, legal and consulting costs, appraisals, title surveys, etc. Debt issuance costs of $3,505 and $5,426 at October 29, 2016 and October 31, 2015, respectively, related to the Company’s senior secured notes are reported as a direct reduction of the related debt instrument in the Company’s consolidated balance sheet. Debt issuance costs of $2,422 and $2,130 at October 29, 2016 and October 31, 2015, respectively, related to the Company’s ABL are reported in other long-term assets in the Company’s consolidated balance sheets.

Self-Insurance: Generally, the Company self-insures for a portion of product liability claims, workers’ compensation and employee medical coverage. Under these plans, liabilities are recognized for claims incurred, including an estimate for those incurred but not reported. The Company determines the liability for claims with the assistance of a third party administrator and actuary using various state statutes and historical claims experience. The Company has a self-insured retention (“SIR”) for product liability which varies annually based on market conditions. As of October 29, 2016 the SIR was at $500 per occurrence including defense expenses. The Company maintains liability insurance in excess of the SIR with outside insurance carriers to manage its risks related to catastrophic claims in excess of its self-insured positions for product liability and personal injury matters.

For employee medical coverage, annual claims of up to $275 per member are the risk of the company. Paid claims during the calendar year greater than $275 for any member are covered under a stop-loss policy with a commercial insurance carrier. Health expenses were $27,807, $23,744 and $21,669 during fiscal years 2016, 2015 and 2014, respectively. Accrued health benefit liability was $4,739 and $3,899 at October 29, 2016 and October 31, 2015, respectively, and is included as a component of payroll and related benefits and taxes in other current liabilities in the Company’s consolidated balance sheets. The Company is insured for workers’ compensation claims under both state and private insurance plans. The Company’s product liability and workers’ compensation accruals including residual claims under previous years SIR programs are also included within other current liabilities in the Company’s consolidated balance sheets. Accrued workers’ compensation claims totaled $962 and $970 at October 29, 2016 and October 31, 2015, respectively.

Income Taxes: Deferred income tax assets and liabilities are based on the temporary differences between the financial reporting basis and the income tax basis of the Company’s assets and liabilities using currently enacted tax rates and laws. Valuation allowances are established to reduce deferred tax assets to the amount ultimately expected to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The realization of deferred tax assets is dependent upon the generation of taxable income during the periods in which those temporary differences become deductible for income tax purposes. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax-planning strategies in making this assessment.

The Company recognizes liabilities for uncertain income tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires the Company to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as the Company must determine the probability of various possible outcomes. The Company evaluates these uncertain tax positions on a quarterly basis or when new information becomes available to management. The evaluations are based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, successfully settled issues under audit and new audit activity. Such a change in recognition or measurement could result in the recognition of a tax benefit or an increase to the related provision. The amount of unrecognized tax benefits, including interest and penalties, was $2,895 and $4,202 as of October 29, 2016 and October 31, 2015, respectively.

The Company classifies accrued interest and penalties related to income tax liabilities in the provision for income taxes in the Company’s consolidated statements of operations. Liabilities for income taxes payable, accrued interest and penalties that are due within one year of the balance sheet date are included in other current liabilities.

Earnings (Loss) Per Common Share: Basic earnings per share represents net income divided by basic weighted-average number of common shares, including contingently redeemable shares outstanding during the period. Diluted earnings per share represents net income divided by diluted weighted average number of common shares outstanding. Diluted weighted average common shares outstanding also include the dilutive effect of additional potential common shares issuable from stock options and are determined using the treasury stock method.

Comprehensive Income: Comprehensive income includes all changes in equity during a period except those that resulted from investments by or distributions to the Company’s shareholders. Other comprehensive income or loss refers to revenues, expenses, gains and losses that are included in comprehensive income, but excluded from net income as these amounts are recorded directly as an adjustment to shareholders’ equity.

The components of accumulated other comprehensive income (loss) are as follows:

	Fiscal Year Ended October 31, 2014
	Increase / (Decrease) in Fair Value of Derivatives	Other	Accumulated Other Comprehensive Income/(Loss)
Balance at October 31, 2013	$(41)	$55	$14
Changes	56	24	80

Balance at October 31, 2014	$15	$79	$94

	Fiscal Year Ended October 31, 2015
	Increase / (Decrease) in Fair Value of Derivatives	Other	Accumulated Other Comprehensive Income/(Loss)
Balance at October 31, 2014	$15	$79	$94
Changes	43	(163)	(120)

Balance at October 31, 2015	$58	$(84)	$(26)

	Fiscal Year Ended October 29, 2016
	Increase / (Decrease) in Fair Value of Derivatives	Other	Accumulated Other Comprehensive Income/(Loss)
Balance at October 31, 2015	$58	$(84)	$(26)
Changes	(78)	143	65

Balance at October 29, 2016	$(20)	$59	$39

Revenue Recognition: The Company recognizes revenue for sales of vehicles when contract terms are met, collectability is reasonably assured and a product is shipped or risk of ownership has been transferred to and accepted by the customer. In certain instances, risk of ownership and title passes when the product has been completed in accordance with purchase order specifications and has been tendered for delivery to the customer. Periodically, certain customers request bill and hold transactions. In those cases, revenue recognition occurs after the customer has been notified that the products have been completed according to the customer specifications, have passed all of the Company’s quality control inspections, and are ready for delivery.

Revenues from the sale of parts and the Company’s Goldshield Fiberglass businesses are recognized when title to products and the risk of loss are transferred to the customer, which is generally upon shipment. Revenue from service agreements is recognized as earned when services are rendered.

Intercompany sales are eliminated upon consolidation.

Provisions are made for discounts, returns and sales allowances based on management’s best estimate and the historical experience of each business unit. Sales are recorded net of amounts invoiced for taxes imposed on the customer, such as excise or value-added taxes.

Customer advances include amounts received in advance of the completion of vehicles or in advance of services being rendered. Such customer advances are recorded as current liabilities in the consolidated balance sheets until the vehicle is shipped or the service rendered.

Warranty: Provisions for estimated warranty and other related costs are recorded in cost of sales and are periodically adjusted to reflect actual experience. The amount of accrued warranty liability reflects management’s estimate of the expected future cost of settling the Company’s obligations under its warranty programs. The costs of fulfilling the Company’s warranty obligations primarily consist of replacement parts, labor and sometimes travel for any field retrofit or recall campaigns. The Company’s estimates are based on historical warranty expenditures, length of the warranty obligations for units sold, and the number of units under warranty. If a warranty cost is incurred due to a defect in a purchased material, the Company will seek reimbursement from the vendor to the fullest extent possible. The Company reviews warranty claims experience to determine if there are defects affecting numerous vehicles that would require a field retrofit or recall campaign.

Advertising Costs: Advertising costs are expensed as incurred and included in selling, general and administrative expenses in the Company’s consolidated statements of operations. Advertising costs totaled $4,118, $3,623 and $3,133 for fiscal years 2016, 2015, and 2014, respectively.

Research and Development Costs: Research and development costs are expensed as incurred and included as part of operating expenses in the Company’s consolidated statements of operations. Research and development costs totaled $4,815, $5,106 and $8,275 for fiscal years 2016, 2015 and 2014, respectively.

Fair Value Measurements: The Company’s financial instruments not required to be adjusted to fair value on a recurring basis consist principally of cash, receivables, long-term debt and accounts payable. The Company believes cash, accounts receivable, and accounts payable are recorded at amounts that approximate their current market values based on their short-term nature.

Foreign currency forward contracts held or issued by the Company for risk management purposes are traded in over-the counter markets where quoted market prices are not readily available. For these derivatives, the Company measures fair value using the foreign currency spot rate at the reporting period compared to the contractual rate.

The estimated carrying and fair values of the Company’s financial instruments recognized and measured at fair value, which consist of foreign currency forward contracts and considered Level 2 inputs, are $89 and $0 as of October 29, 2016 and October 31, 2015, respectively.

The Company determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between unrelated market participants at the measurement date. The Company utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). The Company applies a “market approach” or an “income approach” to determine fair value. The market approach method uses pricing and other information generated by market transactions for identical or comparable assets and liabilities. When determining the fair value measurements for assets and liabilities, which are required to be recorded or disclosed at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk. In the absence of significant market based inputs, the Company will use an “income approach” to estimate the fair value of the asset. This approach is based on the principle that the present value of the expected income that can be generated from the ownership of the asset approximates its fair value. This approach generally includes management’s estimates of assumptions that market participants would use to price the asset or liability including, projected income, a time period over which that income can be earned and an estimate of risk-adjusted discount and capitalization rates. Assets and liabilities are classified within the fair value hierarchy based on the lowest level (least observable) input that is significant to the measurement in its entirety. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs are classified as Level 3.

Based on recent open market transactions of the Company’s Senior Secured Notes, the fair value is approximately $185,850 and $209,100 as of October 29, 2016 and October 31, 2015, respectively. The fair value of the Company’s outstanding borrowings on its ABL Facility approximates book value.

For illustrative purposes, the levels within the FASB fair value hierarchy are as follows:

Level 1	Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable, including the company’s own assumptions in determining fair value.

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements, consisting of derivative financial instruments and contingently redeemable common stock (discussed in Note 14, Contingently Redeemable Common Stock), which are valued based upon Level 3 inputs. The Company applies fair value accounting to its non-financial assets and liabilities, which consists principally of indefinite lived intangible assets (for purposes of the Company’s annual impairment test).

Change in the fair value of recurring fair value measurements using significant unobservable inputs (Level 3) for the fiscal years 2016 and 2015 were as follows:

Contingently Redeemable Common Stock
Balance at October 31, 2014	$15,418
Change in fair value	6,426
Issuance of contingently redeemable common stock	2,000
Reclassification of contingently redeemable common stock to permanent equity	(8,494)

Balance at October 31, 2015	15,350
Change in fair value	10,716
Issuance of contingently redeemable common stock	—
Reclassification of contingently redeemable common stock to permanent equity	(3,773)

Balance at October 29, 2016	$22,293

Derivative Financial Instruments: The Company recognizes all derivative financial instruments, such as foreign exchange contracts, in the consolidated financial statements at fair value regardless of the purpose or intent for holding the instrument. Changes in the fair value of derivative financial instruments are either recognized periodically in income or in shareholders’ equity as a component of other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting, and if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in the fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent they are effective as hedges, are recorded in other comprehensive income or loss, net of deferred income taxes. Changes in fair value of derivatives not qualifying as hedges are reported in the Company’s consolidated statements of operations. Cash flows from derivatives that are accounted for as cash flow or fair value hedges are included in the Company’s consolidated statements of cash flows in the same category as the item being hedged.

Derivative financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period, which management evaluates periodically. The effective portion of gains and losses is deferred as a component of accumulated other comprehensive income (loss). As a matter of policy, the Company only enters into transactions which it believes will be highly effective at offsetting the underlying risk, and it does not use derivatives for trading or speculative purposes.

Stock-Based Compensation: Stock compensation expense is recorded over the term of the associated stock option grants, which is generally up to 10 years from the grant date, and is measured based upon the estimation of the fair value of all stock option awards on the grant date by applying the Black-Scholes option-pricing valuation model (the “Black-Scholes Model”). The application of the Black-Scholes Model requires the Company to make certain assumptions such as the fair value of common stock on the grant date, forfeitures of option grants and the rate of dividend payments on common stock. Other assumptions utilized in the Black-Scholes Model include volatility of the share price of select peer public companies and the risk free rate.

The fair value of the Company’s common stock is calculated by determining enterprise value by applying an earnings multiple to the Adjusted EBITDA over the previous 12 months, and deducting outstanding debt, then dividing by the number of shares of common stock outstanding. The assumption for forfeitures is based upon historical experience. As the Company has not historically paid dividends on its common stock, a 0% dividend rate has been assumed for all outstanding stock options.

As of October 29, 2016, as a result of the Company’s filing of a Form S-1 with the U.S. Securities and Exchange Commission, the Company was considered a public entity, and as such, recognized the liability share awards at fair value in the Company’s consolidated balance sheet. Changes in fair value of liability share awards are recorded as stock compensation expense.

Foreign Currency Translation and Transactions: All balance sheet amounts denominated in currencies other than the U.S. dollar have been translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Income statement amounts have been translated using the average exchange rate during the period in which the transactions occurred. Resulting translation adjustments are included in accumulated other comprehensive income (loss). Foreign currency transaction gains or losses are included in selling, general and administrative expense in the Company’s consolidated statements of operations. The Company recorded net foreign currency transaction losses of $90, $18 and $283 during fiscal years 2016, 2015, and 2014, respectively.

New Accounting Pronouncements: In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which specifies how and when to recognize revenue as well as providing informative, relevant disclosures. ASU 2014-09 will become effective for fiscal years beginning after December 15, 2017 (the Company’s fiscal year 2019) and interim periods within that fiscal year. The Company is currently evaluating the impact on its consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”), which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of the that debt liability, consistent with debt discounts. ASU 2015-03 will become effective for fiscal years beginning after December 15, 2015 (the Company’s fiscal year 2017). The Company adopted ASU 2015-03 effective October 31, 2015 on a retrospective basis. Accordingly, $3,505 and $5,426 of debt issuance costs, previously included within other long-term assets, have been reclassified as a reduction of long-term debt on the consolidated balance sheet as of October 29, 2016 and October 31, 2015, respectively.

In July 2015, the FASB issued ASU 2015-11, Simplifying the Measurement of Inventory (Topic 330) (“ASU 2015-11”), which requires inventory measured using any method other than last-in, first-out (“LIFO”) or the retail inventory method to be subsequently measured at the lower of cost or net realizable value, rather than at the lower of cost or market. ASU 2015-11 will become effective for fiscal years beginning after December 15, 2016 (the Company’s fiscal year 2018) and interim periods within that fiscal year. The Company believes the adoption of ASU 2015-11 will not have a material impact on its consolidated financial statements.

In September 2015, the FASB issued ASU No. 2015-16, Business Combinations (Topic 805)—Simplifying the Accounting for Measurement-Period Adjustments (“ASU 2015-16”). ASU 2015-16 requires that an acquirer in a business combination recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined, rather than as retrospective adjustments. ASU 2015-16 is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. ASU 2015-16 should be applied prospectively to adjustments to provisional amounts that occur after the effective date of ASU 2015-16 with earlier application permitted for financial statements that have not been issued. The Company believes the adoption of ASU 2015-16 will not have a material impact on its consolidated financial statements.

In November 2015, the FASB issued ASU 2015-17, Income Taxes, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which simplifies the balance sheet classification of deferred taxes. ASU 2015-17 requires that all deferred tax assets and liabilities be classified as noncurrent in the classified balance sheet, rather than separating such deferred taxes into current and noncurrent amounts, as is required under current guidance. ASU 2015-17 is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2016 with early adoption permitted, and may be applied either prospectively or retrospectively. The Company prospectively adopted ASU 2015-17 in the fourth quarter of fiscal year 2016 and therefore prior periods were not retrospectively adjusted. The adoption of ASU 2015-17 did not have a material impact on the Company’s consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”). The amendments in this update require, among other things, that lessees recognize the following for all leases (with the exception of leases with a duration of less than 12 months) at the commencement date: (1) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (2) a right-to-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Lessees and lessors must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The Company expects to adopt ASU 2016-02 in the first quarter of 2019 and is currently evaluating the impact of ASU 2016-02 to its consolidated financial statements.